UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 5, 2018(June 13, 2018)

Huale Acoustics Corporation

(Exact name of Registrant as specified in its charter)

Nevada	333-202841	36-4797609
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

East Room 902, Building 3 East, Saige Sci-Tech. Park

Futian District, Shenzhen, Guangdong

Province, China, 518000 China

Ph: (86) 13715017900

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

N/A

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [  ]

EXPLANATORY NOTE

Huale Acoustics Corporation (“Huale” or “Company” or “we”) is filing this Amendment No. 1 (“Amendment No. 1”) to our current report on Form 8-K as originally filed with the Securities and Exchange Commission (“SEC”) on June 25, 2018 (the “Original Filing), in order to include the Exhibit 16.1 letter from Pinnacle Accountancy Group of Utah dba Heaton & Company, PLLC, (“Heaton & Company”), as required under Item 4.01.

No changes have been made to the Original Filing other than to add the information as described above. Amendment No.1 should be read in conjunction with the Original Filing. Amendment No. 1 speaks as of the date of the Original Filing, does not reflect events that may have occurred after the date of the Original Filing and does not modify or update in any way the disclosures made in the Original Filing, except as required to reflect the revisions discussed above.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 13, 2018, the company dismissed Heaton & Company, PLLC, dba Pinnacle Accountancy Group of Utah as its independent registered accounting firm and engaged PAN-CHINA SINGAPORE PAC (PCCPA), as its new independent registered accounting firm.

Since Heaton & Company’s appointment as our independent registered accounting firm on March 21, 2018 and through June 13, 2018, which included its reviews of our annual financial statements for the years ended December 31, 2017, there were (i) no disagreements between the Company and Heaton & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Heaton & Company, would have caused Heaton & Company to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Heaton & Company with a copy of the Original Filing and Amendment No.1 and requested that Heaton & Company furnish it with a letter addressed to the SEC stating whether or not Heaton & Company agrees with the above statements. A copy of Heaton & Company, PLLC’s letter dated September 5, 2018 is filed as Exhibit 16.1 hereto.

During years ended December 31, 2016 and 2015 and in the subsequent interim period through June 13, 2018, the Company has not consulted with PCCPA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Heaton & Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Pinnacle Accountancy dba Group of Utah Heaton & Company, PLLC, to the Securities and Exchange Commission dated September 5, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2018	Huale Acoustics Corporation

	By:	/s/ Huang Zhicheng
HUANG ZHICHENG
President, CEO, CFO, Treasurer, Secretary, and Director